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                       METROPOLITAN LIFE INSURANCE COMPANY
                       -----------------------------------

                           PARAGON SEPARATE ACCOUNT B

                                     PUTNAM

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                        Supplement dated August 24, 2010
                       To the Prospectus dated May 1, 2010

The information below replaces information contained in the Prospectus for the above-named flexible premium variable life insurance policy.

One of the Portfolios available as an investment option under your Policy, the Putnam VT Vista Fund will be merged into the Putnam VT Multi-Cap Growth Fund (formerly known as Putnam VT New Opportunities Fund) on or about September 24, 2010. Prior to the merger, you may transfer cash value out of the Division that invests in the Putnam VT Vista Fund to any other investment option available under your Policy without fees and charges. Any allocation of premiums or cash value directed to the Putnam VT Vista Fund on or after September 24, 2010 will be automatically redirected to the Putnam VT Multi-Cap Growth Fund. References in the Prospectus to the Putnam VT Vista Fund shall be deemed to refer to the Putnam VT Multi-Cap Growth Fund.

MORE INFORMATION ABOUT THE INVESTMENT OPTIONS IS CONTAINED IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS. CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS CAN BE OBTAINED BY CALLING 1- 800-685-0124.


        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.